UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781 PFS Funds (Exact name of registrant as specified in charter)

     480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

Ross C. Provence
480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wireless FundTM

Annual Report
March 31, 2010

Letter To Shareholders, May 2010

     According to a recent survey from network equipment giant Cisco Systems data traffic from the iPhone is just the beginning of a mobile data traffic boom.

     Researchers predict that by 2014 mobile data traffic throughout the world will reach 3.6 exabytes per month, or an annual run rate of 40 exabytes. This is a 39-fold increase from 2009 to 2014, or a compound annual growth rate of 108 percent. It is also believed that the amount of data traffic traversing the mobile network by 2014 will be equal to about 1 billion DVDs. That is equivalent to 133 times all the data that has ever been transmitted across the mobile network since networks first were launched in the 1980s. In past reports we have talked about 3G networks. Well, technology moves fast - carriers are already starting to upgrade their networks to 4G wireless technology.

     We see some great opportunities here - smartphones, wireless transmission of data, spectrum, global communications ---- stay connected with the Wireless Fund.

Fund Discussion

     For the twelve month period ended March 31, 2010, the Wireless Fund posted a total return of 61.30% . For comparative purposes, the S&P 500 Index was up 49.72% and the NASDAQ Composite Index (“NASDAQ”) rose by 58.35% . The major factors that contributed to the outperformance of the Fund during the fiscal year were the general strength in the technology sector, a strong telecommunications sector, and several holdings that had substantial returns, such as Apple Inc. (NASDAQ: AAPL) - the Funds largest holding at 8.29%

     The Radiotelephone Communications sector represented the largest percentage of the Fund at 38.27% . NII Holdings Inc. (NASDAQ:NIHD) and Vimpel-Communications (NYSE: VIP) were the two largest holdings in the Radiotelephone Communications sector. NII Holdings Inc. represented 7.35% of the Fund and Vimpel-Communications represented 5.93% of the Fund. NII Holdings, Inc., through its subsidiaries, provides wireless communication services to businesses and individuals primarily in Mexico, Brazil, Argentina, Peru, and Chile. In addition, it provides various services, such as text messaging; mobile Internet; e-mail services; location-based services, which include the use of global positioning system technologies, digital media services, and Java enabled business applications; and international roaming services. The company was founded in 1995 and is based in Reston, Virginia. Vimpel-Communication, a telecommunications operator, provides voice and data services through various mobile, fixed, and broadband technologies in the Russian Federation, the Commonwealth of Independent States, Vietnam, and Cambodia. The company offers its telecommunications services primari-

2010 Annual Report 1

ly under the Beeline and Beeline Business brand names. In addition, it sells mobile handsets, equipment, and accessories. The company was founded in 1992 and is headquartered in Moscow, the Russian Federation.

     The Communications Services sector represented the second largest percentage of the portfolio at 16.39% . SBA Communications Corp. (NASDAQ: SBAC) was the large holding in the Communications Services sector at 6.98% of the Fund. SBA Communications Corp., through its subsidiaries, engages in the ownership and operation of wireless communications towers in the eastern third of the United States. It operates in three segments: Site Leasing, Site Development Consulting, and Site Development Construction. SBA Communications was founded in 1989 and is headquartered in Boca Raton, Florida. Crown Castle International Corp. (NYSE:CCI) was the second largest holding in the Communications Services sector at 5.32% of the Fund. Crown Castle International Corp., through its subsidiaries, engages in the ownership, operation, and leasing of towers and other communications structures primarily in the United States and internationally. It leases and licenses antenna space of its towers to wireless communication companies. As of December 31, 2009, Crown Castle International owned, leased, or managed approximately 24,000 towers, including 22,200 towers in the United States and 1,600 towers in Australia, as well as managed 700 towers owned by third parties. The company was founded in 1994 and is based in Houston, Texas.

     The Telephone Communications (No Radiotelephone) sector represented the third largest percentage of the Fund at 15.80% . America Movil (NYSE:AMX) and China Mobile Limited (NYSE: CHL) were the two largest holdings in the Telephone Communications (No Radiotelephone) sector. America Movil offers wireless services, including prepaid wireless voice and data services; and data-based wireless services in Mexico, Guatemala, Nicaragua, Ecuador, El Salvador, Brazil, Argentina, Colombia, the United States, Honduras, Chile, Peru, Paraguay, Uruguay, the Dominican Republic, Puerto Rico, Jamaica, and Panama. China Mobile Limited provides mobile telecommunications and related services primarily in Mainland China.

     Looking forward to the next wireless revolution we continue to be confident that the wireless sector will play an ever more important role in worldwide communications. As always, we appreciate your confidence in our abilities and thank you for your investment in the Wireless Fund.

Sincerely,

Jeffrey R. Provence

2010 Annual Report 2

Average annual total returns for the periods ended 3/31/10 (4/3/00 Inception)

3/31/10 NAV $5.21

				Since
	1 Year*	3 Year*	5 Year*	Inception*
Wireless Fund	61.30%	-1.43%	10.10%	-12.59%
NASDAQ**	58.35%	0.59%	4.60%	-5.65%
Standard & Poor’s 500 Index***	49.72%	-4.15%	1.92%	-0.65%

*1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The inception date of the Wireless Fund was April 3, 2000.

**The NASDAQ Composite (NASDAQ) is a capitalization-weighted index of all common stocks listed on NAS-DAQ and is an unmanaged group of stocks whose composition is different from the Fund.

***The Standard & Poor’s 500 Index is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-590-0898.

2010 Annual Report 3

Wireless Fund Sector Distribution (Unaudited)
(As a Percentage of Net Assets)

Industry Sector	Percentage of Net Assets
1. Radiotelephone Communications	38.27%
2. Communications Services	16.39%
3. Telephone Communications (No Radiotelephone)	15.80%
4. Semiconductors and Related Devices	8.95%
5. Electronic Computers	8.29%
6. Radio & TV Broadcasting & Communications Equipment	5.85%
7. Telephone & Telegraph Apparatus	3.81%
8. Prepackaged Software	1.92%
9. Cash Equivalents Less Liabilities in Excess of Other Assets	0.72%

PROXY VOTING GUIDELINES

Value Trend Capital Management, LP, the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.wireless-fund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-590-0898). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2010 Annual Report 4

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing operating expenses consisting of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Fund and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) invested in the Fund on October 1, 2009 and held through March 31, 2010.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	October 1, 2009
	October 1, 2009	March 31, 2010	to March 31, 2010

Actual	$1,000	$1,080.91	$10.12

Hypothetical	$1,000	$1,015.21	$9.80
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

2010 Annual Report 5

SCHEDULE OF INVESTMENTS - WIRELESS FUND

MARCH 31, 2010

Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Communications Services
5,300	American Tower Corp. *	$ 225,833
7,700	Crown Castle International Corp. *	294,371
10,700	SBA Communications Corp. *	385,949
		906,153	16.39%
Electronic Computers
1,950	Apple Inc. *	458,250	8.29%
Prepackaged Software
12,000	Smith Micro Software Inc. *	106,080	1.92%
Radiotelephone Communications
3,000	Cellcom Israel Ltd. (Israel)	102,510
14,000	China Unicom Ltd. **	156,100
9,000	Leap Wireless International Inc. *	147,240
19,800	MetroPCS Communications Inc. *	140,184
3,200	Millicom International Cellular SA (Luxembourg)	285,280
4,100	Mobile Telesystems OJSC **	227,550
9,750	NII Holdings Inc. *	406,380
6,000	Tele Norte Leste Participacoes S.A. **	105,960
17,800	Vimpel-Communications **	327,698
9,300	Vodafone Group plc **	216,783
		2,115,685	38.27%
Radio & TV Broadcasting & Communications Equipment
12,000	Motorola Inc. *	84,240
5,700	QUALCOMM Inc.	239,172
		323,412	5.85%
Semiconductors and Related Devices
11,000	Intel Corporation	245,190
10,200	Texas Instruments Inc.	249,594
		494,784	8.95%
Telephone Communications (No Radiotelephone)
8,000	America Movil SA de CV **	402,720
4,500	AT&T, Inc.	116,280
5,000	China Mobile Limited **	240,600
30,000	Sprint Nextel Corp. *	114,000
		873,600	15.80%
Telephone & Telegraph Apparatus
2,850	Research In Motion Ltd. *	210,815	3.81%

Total for Common Stock (Cost $4,251,509)		5,488,779	99.28%
Money Market Funds
50,899	First American Treasury Obligation Fund Cl Y Rate 0.00% ***	50,899	0.93%
	(Cost - $50,899)
	Total Investments
	(Cost - $4,302,408)	5,539,678	100.21%
	Liabilities In Excess of Other Assets	(11,368)	-0.21%
	Net Assets	$ 5,528,310	100.00%

* Non-Income producing securities.
** ADR - American Depositary Receipt.
*** Variable rate security; the yield rate shown represents
the rate at March 31, 2010.
The accompanying notes are an integral part of the financial statements.

2010 Annual Report 6

WIRELESS FUND

Statement of Assets and Liabilities
March 31, 2010

Assets:
Investment Securities at Fair Value	$ 5,539,678
(Cost - $4,302,408)
Receivables:
Dividends and Interest	1,632
Total Assets	5,541,310
Liabilities:
Payables:
Shareholder Redemptions	3,280
Advisory Fees	9,720
Total Liabilities	13,000

Net Assets	$ 5,528,310
Net Assets Consist of:
Paid In Capital	11,752,628
Realized Gain (Loss) on Investments - Net	(7,461,588)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	1,237,270
Net Assets, for 1,060,477 Shares Outstanding	$ 5,528,310
(Unlimited number of shares authorized without par value)
Net Asset Value and Offering Price
Per Share ($5,528,310/1,060,477 shares)	$ 5.21
Minimum Redemption Price Per Share ($5.21 * 0.98)	$ 5.11

Statement of Operations
For the fiscal year ended March 31, 2010
Investment Income:
Interest	$ 12
Dividends (Net of foreign withholding tax and fees of $8,474)	80,897
Total Investment Income	80,909
Expenses:
Management Fees	99,353
Total Expenses	99,353

Net Investment Loss	(18,444)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	255,949
Change In Unrealized Appreciation on Investments	1,934,923
Net Realized and Unrealized Gain on Investments	2,190,872

Net Increase in Net Assets from Operations	$ 2,172,428

The accompanying notes are an integral part of the financial statements.

2010 Annual Report 7

WIRELESS FUND

Statements of Changes in Net Assets
	4/1/2009	4/1/2008
	to	to
	3/31/2010	3/31/2009
From Operations:
Net Investment Income (Loss)	$ (18,444)	$ (6,876)
Net Realized Gain/(Loss) on Investments	255,949	(801,740)
Change In Net Unrealized Appreciation (Depreciation)	1,934,923	(2,449,284)
Increase (Decrease) in Net Assets from Operations	2,172,428	(3,257,900)
From Capital Share Transactions:
Proceeds From Sale of Shares	1,488,842	908,055
Proceeds From Redemption Fees (Note 2)	533	1,352
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(1,732,348)	(2,169,013)
Net Increase (Decrease) from Shareholder Activity	(242,973)	(1,259,606)

Net Increase (Decrease) in Net Assets	1,929,455	(4,517,506)

Net Assets at Beginning of Period	3,598,855	8,116,361
Net Assets at End of Period (Including Accumulated Undistributed	$ 5,528,310	$ 3,598,855
Net Investment Income of $0 and $0, respectively)

Share Transactions:
Issued	315,157	172,531
Reinvested	-	-
Redeemed	(368,686)	(455,255)
Net Increase (Decrease) in Shares	(53,529)	(282,724)
Shares Outstanding, Beginning of Period	1,114,006	1,396,730
Shares Outstanding, End of Period	1,060,477	1,114,006

Financial Highlights
Selected data for a share outstanding	4/1/2009		4/1/2008		4/1/2007	4/1/2006		4/1/2005
throughout the period:	to		to		to	to		to
	3/31/2010		3/31/2009		3/31/2008	3/31/2007		3/31/2006
Net Asset Value -
Beginning of Period	$ 3.23		$ 5.81		$ 5.44	$ 4.79		$ 3.22
Net Investment Income/(Loss) (a)	(0.02)		(0.01)		(0.04)	(0.05)		(0.03)
Net Gains or Losses on Investments
(realized and unrealized) (b)	2.00		(2.57)		0.40	0.70		1.60
Total from Investment Operations	1.98		(2.58)		0.36	0.65		1.57
Proceeds from Redemption Fees	-	*	-	*	0.01	-	*	-
Net Asset Value -
End of Period	$ 5.21		$ 3.23		$ 5.81	$ 5.44		$ 4.79
Total Return (c)	61.30%		(44.41)%		6.80%	13.57%		48.76%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	5,528		3,599		8,116	6,532		7,399

Ratio of Expenses to Average Net Assets	1.95%		1.95%		1.95%	1.95%		1.95%
Ratio of Net Investment Income/(Loss) to
Average Net Assets	-0.36%		-0.12%		-0.71%	-1.05%		-0.85%
Portfolio Turnover Rate	25.29%		12.02%		81.16%	17.13%		54.01%

* Proceeds from redemption fees were less than $0.005 per share.
(a) Per Share amounts calculated using Average Shares Outstanding method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total Returns in the above table represent the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return calculation does not reflect redemption fee.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report 8

NOTES TO THE FINANCIAL STATEMENTS - WIRELESS FUND
March 31, 2010

1.) ORGANIZATION
Wireless Fund (the"Fund") is a non-diversified series of the PFS Funds (the "Trust"), an open-ended management investment company. Prior to March 5, 2010 the Trust was named Wireless Fund. The Trust was organized in Massachusetts as a business trust on January 13, 2000 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of March 31, 2010, there was only one series operating in the Trust. The Fund's primary investment objective is to seek long-term growth of capital. Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
The Fund, under normal market conditions, invests at least 80% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services. All investments in securities are recorded at their estimated fair value, as described in note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended March 31, 2010, proceeds from redemption fees were $533.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. At March 31, 2010, net investment loss in the amount of $18,444 was reclassified to paid in capital; and expired capital loss carryforwards in the amount of $4,289,293, were reclassified to paid in capital.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken on the Fund’s 2009 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates

2010 Annual Report 9

Notes to the Financial Statements - continued

and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

SUBSEQUENT EVENTS:
Management has evaluated subsequent events through the date the financial statements were issued and determined there were no material subsequent events.

3.) SECURITIES VALUATIONS
As described in note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock). Equity securities are generally valued by using market quotations. The market quotation used for common stocks, including those listed on the NAS-DAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

2010 Annual Report 10

Notes to the Financial Statements - continued

Money markets. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2010:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$5,488,779	$0	$0	$5,488,779
Money Market Funds	50,899	0	0	50,899
Total	$5,539,678	$0	$0	$5,539,678

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended March 31, 2010.

The Fund adopted GAAP guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective April 1, 2009. This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. The Fund did not invest in derivative instruments during the fiscal year ended March 31, 2010.

4.) INVESTMENT ADVISORY AGREEMENT
Value Trend Capital Management, LP (the “Adviser”), manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. The Adviser also pays the salaries and fees of all officers and trustees of the Trust who are also officers, partners, or employees of the Adviser. The Adviser pays all operating expenses of the Fund, with the exception of taxes, interest, borrowing expenses (such as (a) interest and (b) dividends on short sales), brokerage commissions and extraordinary expenses. For its services, the Adviser receives a fee of 1.95% per year of the average daily net assets of the Wireless Fund. As a result of the above calculation, for the fiscal year ended March 31, 2010, the Adviser received management fees totaling $99,353. At March 31, 2010, the Fund owed $9,720 to the Adviser.

5.) RELATED PARTY TRANSACTIONS
Control persons of Value Trend Capital Management, LP. also serve as directors/officers of the Fund. These individuals receive benefits from the Adviser resulting from management fees paid to the Adviser of the Fund. The Trustees who are not interested persons of the

2010 Annual Report 11

Notes to the Financial Statements - continued

Fund were paid $500 each in Trustees’ fees for the fiscal year ended March 31, 2010 by the Adviser.

6.) CAPITAL STOCK
The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at March 31, 2010 was $11,752,628 representing 1,060,477 shares outstanding.

7.) INVESTMENT TRANSACTIONS
For the fiscal year ended March 31, 2010, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,190,285 and $1,365,219, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For federal income tax purposes, the cost of investments owned at March 31, 2010 was $4,302,408. At March 31, 2010, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$1,561,351	($324,081)	$1,237,270

There were no differences between book basis and tax basis unrealized appreciation.

8.) LOSS CARRYFORWARDS
At March 31, 2010, the Fund had available for federal tax purposes an unused capital loss carryforward of $7,461,588, of which $1,200,315 expires in 2011, $375,757 expires in 2012, $2,851,410 expires in 2013, $2,154,763 expires in 2014, $711,985 expires in 2017 and $167,358 expires in 2018. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders. Capital loss carryforwards in the amount of $4,289,293 expired during the year ended March 31, 2010.

9.) DISTRIBUTIONS TO SHAREHOLDERS
There were no distributions paid during the fiscal years 2010 and 2009.

As of March 31, 2010 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed accumulated losses	$ (7,461,488)
Unrealized appreciation - Net	1,237,270
$ (6,224,218)

2010 Annual Report 12

ADDITIONAL INFORMATION - WIRELESS FUND
March 31, 2010
(UNAUDITED)

1.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT
On March 5, 2010, the Trustees for the Wireless Fund met to consider the renewal of the Management Agreement (the "Agreement"). In renewing the Agreement, the Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Trustees met with the Adviser to discuss the terms of the Management Agreement. The Trustees reviewed the history of the Adviser, including background and investment management experience. The representatives of the Adviser summarized the information provided to the Trustees regarding matters such as the Adviser's financial condition, the Adviser's performance, as well as Fund performance, management fees and expenses, and investment personnel of the Adviser. They also discussed the Adviser's background and investment management experience. Furthermore, they discussed the nature, extent, profitability and quality of the services to be provided by the Adviser and the firm's ability to meet its obligations under the Agreement. As to the performance of the Fund, the Adviser provided information regarding the performance of the Fund compared to a group of funds of similar size, style and objective, categorized by Morningstar (the "Peer Group"). All performance data was through the period ended December 31, 2009. The Trustees noted that the Fund posted a 12 month total return of 56.79%, below the Peer Group average of 61.67%, but within the range of its Peer Group. The Trustees also noted that the Wireless Fund outperformed its Peer Group for its 5 year annualized return. As to the costs of the services to be provided, the Trustees reviewed the fees under the Agreement compared to other mutual funds with similar investment objectives and asset levels and noted that the expense ratio of 1.95% was above the category average but within the range of its Peer Group. The Trustees then reviewed the management fee ratio of the Fund compared its Peer Group and noted that the management fee ratio of 1.95% was above the category average of 0.83% . The Trustees recognized the expense ratio was within the range of its Peer Group and the management fee was at the top end of the Peer Group; however, they also recognized that the Fund's Adviser is responsible under the Agreement for paying all but a very small fraction of the Fund's expenses out of the management fee. The Trustees also reviewed a profit and loss analysis prepared by the Adviser that detailed the expenses paid by the Adviser on behalf of the Fund, and the total revenue derived by the Adviser from the Fund, and concluded that the Adviser was not overly profitable. The Trustees further discussed the fact that the Adviser may consider a reduction in management fees as the assets of the Fund increase and that the shareholders may benefit from fee reductions as the Fund grows. They concluded that the expense ratio was reasonable. The representatives of the Adviser reviewed and discussed with the Trustees the history of the Adviser, the Adviser's ADV, the 17j-1 certifications, and descriptions of the background and investment management experience of the Adviser's professional staff. The representatives of the Adviser also reviewed and discussed with the Trustees a report comparing the historical performance of the Fund to similar funds. Lastly, the Trustees took time to review the Fund's annual commission summary/brokerage allocation report for the calendar period ended December 31, 2009. The Trustees noted that trades were executed based on best price and execution. The Trustees then reviewed the terms of the Management Agreement.

After reviewing all of the information presented, the Independent Trustees met in executive session. The Trustees discussed the performance of the Fund and the Adviser's compensation. Based upon the information provided, it was the Trustees' consensus that the fee to be paid to the Adviser pursuant to the Agreement was reasonable, that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the renewal of the Agreement was in the best interest of the Fund's shareholders.

2010 Annual Report 13

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Wireless Fund
(PFS Funds)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wireless Fund (the "Fund"), a series of PFS Funds, as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wireless Fund as of March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD. Westlake, Ohio May 28, 2010

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2010 Annual Report 16

TRUSTEES AND OFFICERS Unaudited

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-590-0898. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

				Number of	Other
			Principal	Portfolios In Directorships
Name,	Position(s) Term of Office		Occupation(s)	Fund	Held By
Address(1),	Held With	and Length of	During	Complex	Trustee or
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Officer
Trustee

Ross C. Provence(2),	Trustee	Indefinite Term;	General Partner and Portfolio	2	Blue Chip
Year of Birth: 1938	and	Since 2000	Manager for Value Trend Capital		Investor Funds
	President		Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	General Partner and Portfolio	2	Blue Chip
Year of Birth:1969	Secretary,	Since 2000;	Manager for Value Trend Capital		Investor Funds
	Treasurer	Chief	Management, LP (1995 to current).
	and Chief	Compliance	CEO, Premier Fund Solutions, Inc.
	Compliance	Officer Since	(2001 to current).
	Officer	2004

(1) The address of each trustee and officer is c/o Wireless Fund, 480 North Magnolia Ave., Suite 103, El Cajon, California 92020.
(2) Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Independent Trustees

				Number of	Other
			Principal	Portfolios In Directorships
Name,	Position	Term of Office	Occupation(s)	Fund	Held By
Address(1),	Held With	and Length of	During	Complex	Trustee or
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Officer
Trustee

Thomas H. Addis III	Independent	Indefinite Term;	Executive Director/CEO, Southern	2	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

George Cossolias, CPA,	Independent	Indefinite Term;	Owner of George Cossolias &	2	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	Company, CPAs (1972 to current).		Investor Funds
President of Lubrication Specialists,
Inc. (1996 to current).

(1) The address of each trustee and officer is c/o Wireless Fund, 480 North Magnolia Ave., Suite 103, El Cajon, California 92020.

2010 Annual Report 17

Investment Adviser
Value Trend Capital Management, LP
480 North Magnolia Avenue, Suite 103
El Cajon, CA 92020

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Dr., Ste 400
Broadview Hts, OH 44147

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Ste 1100
Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Wireless
Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/10	FYE 3/31/09
Audit Fees	$8,700	$8,825
Audit-Related Fees	$0	$0
Tax Fees	$1,600	$1,600
All Other Fees	$600	$600

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC. Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 3/31/10	FYE 3/31/09
Registrant	$2,200	$2,200
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/ Ross C. Provence Ross C. Provence President

Date: 6/8/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ross C. Provence Ross C. Provence President

Date: 6/8/10

By:/s/ Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 6/8/10